SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

[ ] Definitive Information Statement

Digital Creative Development Corporation

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration No.:

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(4) Date Filed:

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DIGITAL CREATIVE DEVELOPMENT CORPORATION

720 Fifth Avenue, 10th Floor

New York, NY 10019

March 12, 2014

To the Shareholders of Digital Creative Development Corporation:

The attached Information Statement (the “Information Statement”) is being furnished on behalf of the board of directors (the “Board of Directors”) of Digital Creative Development Corporation, a Utah corporation (“DCDC,“ the “Corporation,” “Company,” “we” or “us,” as the context may require) to holders of record at the close of business on March 1, 2014 (the “Record Date”) of the Company’s issued and outstanding common stock, par value $0.01 per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Company's Board of Directors and shareholders with a majority of the Company's voting power as of the Record Date have approved the following actions by written consent (the “Written Consent”):

1. An amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of the Company’s capital stock from (i) 615,000,000 shares (the “Existing Authorized Capital Stock”), of which (A) 600,000,000 shares are designated as Common Stock; and (B) 15,000,000 shares are designated as preferred stock, par value $0.01 per share (“Preferred Stock”), which may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors may determine in its sole discretion, to (ii) 1,000,000,000 shares (the “Capital Increase”), of which (A) 985,000,000 shares shall be designated as Common Stock (the “Common Increase”); and (B) 15,000,000 shares shall remain designated as Preferred Stock, which Preferred Stock may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors shall determine in its sole discretion.

2. An amendment to the Company’s Articles of Incorporation to change the Corporation’s name to Tumbleweed Holdings, Inc., to reflect the new direction and/or business of the Company (the “Name Change”).

3. Adoption of the Company’s 2014 Stock-Based Incentive Compensation Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

The accompanying Information Statement is prepared and delivered to meet the requirements of Section 704 of the Utah Business Corporation Act relating to shareholder action by written consent without a meeting and to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. These actions will not be effective until a date that is at least twenty days after the filing and mailing of the accompanying Information Statement. The accompanying Information Statement is being mailed on or about March __, 2014 to holders of record of Common Stock as of the close of business on the Record Date. The Company had 127,170,667 shares of Common Stock and 2,700 shares of Preferred Stock outstanding as of the Record Date.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE ALREADY APPROVED THE AMENDMENT OF OUR ARTICLES OF INCORPORATION RELATING TO THE CAPITAL INCREASE AND THE NAME CHANGE, AND TO THE ADOPTION OF THE COMPANY’S 2014 STOCK-BASED INCENTIVE COMPENSATION PLAN, BY WRITTEN CONSENT IN LIEU OF A MEETING. SUCH WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENTS UNDER UTAH LAW AND NO ADDITIONAL VOTING WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company's shareholders have no dissenters' or appraisal rights under Utah Law in connection with the Capital Increase. Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the shareholders.

By Order of the Board of Directors

/s/ Gary Herman

President and Chief Executive Officer

March 12, 2014

 INFORMATION STATEMENT

Pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C Thereunder

PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement (this “Information Statement”) is being furnished to the shareholders of Digital Creative Development Corporation, a Utah corporation (“DCDC,“ the “Company,” “Corporation,” “we” or “us,” as the context may require), to advise you of the corporate actions that have been authorized of the holders of a majority of the Company’s outstanding voting stock as of the record date of March 1, 2014 (the “Record Date”), by written consent in lieu of a special meeting of shareholders (the “Written Consent”). These actions are being taken without notice, meetings or votes in accordance with Section 704 of the Utah Revised Business Corporation Act (the “UBCA”).

This Information Statement is being mailed on or about March ___, 2014 to the shareholders of the Company as of the Record Date.

Action by Written Consent

The following actions were approved by the written consent of a majority of holders of our voting stock entitled to cast votes on all matters submitted to the shareholders for approval (the “Majority Shareholders”), as more fully described in this Information Statement (collectively the “Actions”):

1. An amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of the Company’s capital stock from (i) 615,000,000 shares (the “Existing Authorized Capital Stock”), of which (A) 600,000,000 shares are designated as Common Stock; and (B) 15,000,000 shares are designated as preferred stock, par value $0.01 per share (“Preferred Stock”), which may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors may determine in its sole discretion, to (ii) 1,000,000,000 shares (the “Capital Increase”), of which (A) 985,000,000 shares shall be designated as Common Stock (the “Common Increase”); and (B) 15,000,000 shares shall remain designated as Preferred Stock, which Preferred Stock may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors shall determine in its sole discretion;

2. An amendment to the Company’s Articles of Incorporation to change the Corporation’s name to Tumbleweed Holdings, Inc., to reflect the new direction and/or business of the Company (the “Name Change”); and

3. Adoption of the Company’s 2014 Stock-Based Incentive Compensation Plan (the “Stock Plan”), which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

The approval become effective on the date that is 20 days after this Information Statement is first mailed or otherwise delivered to our security holders.

FREQUENTLY ASKED QUESTIONS

The following questions and answers are intended to respond to frequently asked questions concerning the actions approved by our Board of Directors and the persons entitled to vote a majority of our outstanding shares of Common Stock. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our shareholders as of the close of business on March 1, 2014 (the “Record Date”), of the corporate actions expected to be taken pursuant to the Written Consent of the holders of a majority of our voting shares.

Why aren't we holding a meeting of shareholders?

Our Board of Directors has already approved the Amendment to our Articles of Incorporation (the “Charter Amendment”) and has received the written consent of a majority of the voting interests entitled to vote on such actions. Under the UBCA, these actions may be approved by the written consent of a majority of the voting interests entitled to vote. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Who Is Entitled to Notice?

All holders of shares of our Common Stock and Preferred Stock as of the close of business on the Record Date will be entitled to notice of the Proposals. As of the Record Date, there were 127,170,667 shares of Common Stock and 2,700 shares of our Preferred Stock issued and outstanding.

What Vote Was Required to Approve the Proposals?

The approval of each of the Proposals requires the vote of at least a majority of the Company’s total outstanding voting capital stock. Under Utah corporate law and our governing documents, all the activities requiring shareholder approval may be taken by obtaining the written consent in lieu of a meeting of the shareholders. Each outstanding share of our Common Stock [and our Preferred Stock] is entitled to one (1) vote on each matter. Because principal shareholders entitled to cast a number of votes equal to a majority of our total voting stock approved the Proposals, no action by the other shareholders is required to approve the Proposals.

When will the Actions become Effective?

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the Written Consent can become effective is 20 days after the first mailing or other delivery of this Information Statement. After the foregoing 20-day period, we will file Charter Amendment with the Utah Division of Corporations, which filing will result in the Capital Increase and the Name Change becoming effective. In addition, the Stock Plan will become effective after such 20-day period. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the Majority Shareholders.

Will Shareholders Receive Dissenters’ or Appraisal Rights?

No dissenters' or appraisal rights are available to shareholders under the UBCA as a result of the Proposals.

Who is paying the cost of this Information Statement and the implementation of the Proposals?

We will pay all of the costs relating to the Charter Amendment and the adoption of the Company’s 2014 Stock-Based Incentive Compensation Plan, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our Common Stock. We are not soliciting any proxies and will not contract for other services in connection with the shareholder action approving the Charter Amendment and the adoption of the Stock Plan.

ACTIONS TO BE TAKEN

With respect to each Action described in this Information Statement, the Board of Directors reserves the right,

notwithstanding that the Majority Shareholders have approved each action, to elect not to proceed with one or more Actions if the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Company’s shareholders to consummate any one or more of the Actions.

ACTION 1

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE IN OUR AUTHORIZED CAPITAL STOCK

General

The Company's Board of Directors and the Majority Shareholders have approved the Action to authorize the Board to amend and restate our Articles of Incorporation to increase in the total number of authorized shares of the Company’s capital stock from (i) 615,000,000 shares (the “Existing Authorized Capital Stock”), of which (A) 600,000,000 shares were designated as Common Stock; and (B) 15,000,000 shares were designated as Preferred Stock, which Preferred Stock may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors may determine in its sole discretion, to (ii) 1,000,000,000 shares (the “Capital Increase”), of which (A) 985,000,000 shares shall be designated as Common Stock (the “Common Increase”); and (B) 15,000,000 shares shall remain designated as Preferred Stock, which Preferred Stock may be issued in such series or classes, and with such rights, preferences and limitations, as the Board of Directors shall determine in its sole discretion. We are not increasing our authorized Preferred Stock, which will remain unchanged. Approval of the Charter Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.

As of March 1, 2014, there were 600,000,000 shares of Common Stock authorized, of which 127,170,667 shares were issued and outstanding, and 15,000,000 shares of Preferred Stock authorized, of which 2,700 shares were issued and outstanding. The Preferred Stock is comprised of three Series: Series A, Series C and Series D. Upon the filing of the Charter Amendment, the Company will be authorized to issue a total of 985,000 shares of Common Stock, and will continue to be authorized to issue a total of 15,000,000 shares of Preferred Stock in such series or classes, and with such rights, preferences and limitations, as the Board of Directors shall determine in its sole discretion.

Description of Securities

General

We are a Utah corporation, and our affairs are governed by our Articles of Incorporation, our By-Laws and the UBCA. The following are summaries of material provisions of our Articles of Incorporation and the UBCA insofar as they relate to the material terms of our shares of Common Stock. We have filed copies of our complete Articles of Incorporation, and By-Laws, as amended, as exhibits in certain of our filings with the Securities and Exchange Commission (the “SEC”). The following summary description relating to our share capital does not purport to be complete and is qualified in its entirety by our Articles of Incorporation and By-Laws.

Shares of Common Stock

Our Board of Directors believes that the Common Increase is desirable in order to provide us with a greater degree of flexibility to issue shares of Common Stock, without the expense and delay of a special shareholders’ meeting, in connection with future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease our existing shareholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders. The holders of our shares of Common Stock have no preemptive rights.

Voting

Holders of shares of Common Stock are entitled to one vote for each ordinary share on all matters to be voted on by the shareholders. Holders of shares of Common Stock do not have cumulative voting rights. Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of shares of Common Stock have no preemptive rights to purchase shares of Common Stock. There are no conversion or redemption rights or sinking fund provisions with respect to the shares of Common Stock.

Dividends

The holders of our shares of Common Stock are entitled to such dividends as may be declared by our board of directors. We have not paid any dividends on our shares of Common Stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Preferred Stock

We are currently authorized to issue 15,000,000 blank check shares of Preferred Stock, $0.01 par value per share, with designations, rights and preferences determined from time to time by our Board of Directors. The Charter Amendment will not increase the number of authorized shares of Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. Shares of Preferred Stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock designation.

We do not have any current plans, proposals or arrangements, written or otherwise, to create or issue any shares of Preferred Stock using the “blank check” authority afforded our Board of Directors by the Charter Amendment. However, our Board of Directors believes that this authority is beneficial because it provides us with increased flexibility in pursuit of equity financing. Having authorized “blank check” Preferred Stock permits us to issue Preferred Stock for purposes that may be identified in the future, including (i) to raise additional capital or (ii) to engage in a range of investment and strategic opportunities through equity financings. The shares of Preferred Stock permit our Board of Directors to undertake the foregoing actions on an expedited basis, without the delay and expense ordinarily attendant on obtaining further shareholder approvals. In addition, our Board of Directors believes that the having authorized “blank check” Preferred Stock improves our ability to attract needed investment capital, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions. “Blank check” Preferred Stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in shares of Common Stock. The issuance of Preferred Stock could affect the relative rights of the holders of our shares of Common Stock. Depending on the exact powers, preferences and rights, if any, of the Preferred Stock as determined by our Board of Directors at the time of issuance, the voting power and economic interest of the holders of our shares of Common Stock may be diluted. For example, the holders of Preferred Stock may be entitled to (i) certain preferences over the holders of our shares of Common Stock with respect to dividends or the power to approve the declaration of a dividend, (ii) in the event of liquidation of our company, receive a certain amount per share of their Preferred Stock before the holders of our shares of Common Stock receive any distribution, (iii) rights to convert their Preferred Stock into shares of Common Stock, and (iv) voting rights which would tend to dilute the voting rights of the holders of our shares of Common Stock. The aforementioned are only examples of how shares of our Preferred Stock, if issued, could result in:

-	Reduction of the amount of funds otherwise available for payment of dividends on our shares of Common Stock;
-	Restrictions on dividends on our shares of Common Stock;
-	Dilution of the voting power of our shares of Common Stock; and
-	Restrictions on the rights of holders of our shares of Common Stock to share in our assets upon liquidation until satisfaction of any liquidation preference granted to the holders of our Preferred Stock.

Purpose and Effects of Increasing the Number of Our Authorized Shares of Common Stock

The relative rights and limitations of the shares of Common Stock would remain unchanged by the amendment to our Articles of Incorporation. The Board of Directors and management believe that an increase our authorized Common Stock will enhance our Company's ability to finance the development and operation of our business, general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our Common Stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking shareholder approval. The Company is at all times investigating additional sources of financing which our Board of Directors believes will be in our best interests and in the best interests of our shareholders. Management has neither entered into any arrangements by which it would raise additional capital through an equity or convertible debt issuance that would result in us committing to issue or reserve shares of our Common Stock or that would cause us to exceed our current authorized share capital, nor has it entered into any discussions to use shares of Common Stock to acquire assets of, merge with or otherwise exchange securities with another entity. Our Common Stock has no preemptive rights to purchase additional shares. The Capital Increase will not will not have any immediate effect on the rights of our existing shareholders or, by itself, cause any changes in our capital accounts. However, our Board of Directors will have the authority to issue authorized Common Stock from time to time without requiring future shareholder approval of such issuances, except as may be required by applicable law or exchange regulations, which our Board of Directors and management believes will place our Company in a better position to raise additional capital on a timely basis, or to effect other transactions, if and to the extent deemed necessary or appropriate. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the Company’s existing shareholders. Further, depending on the price upon which any shares of Common Stock are issued, the net tangible book value per share of the shares of Common Stock that you purchased could be reduced. We do not currently have any plans, proposals, agreements or understandings, written or otherwise, for any transaction that would require the issuance of additional shares of Common Stock. We are not increasing our authorized Preferred Stock, which will remain unchanged. Under Utah law, shareholders have no appraisal or dissenters’ rights in connection with the Charter Amendment.

Interest of Certain Persons In Favor of or Opposition to Matters Acted Upon

None of our directors or executive officers has any substantial interest resulting from the increase in the number of our authorized shares of Common Stock.

Procedure to Effect the Capital Increase

In order to effect the Capital Increase, we will file the Charter Amendment with the Utah Division of Corporations of to amend our existing Articles of Incorporation. The Charter Amendment will become effective upon filing with the Utah Division of Corporations, which is referred to below as the “effective time.” We intend to file the Charter Amendment as soon as practicable, but not less than twenty (20) calendar days after the definitive Information Statement relating to the Written Consent is first mailed to our shareholders.

A copy of the form of the Charter Amendment is attached to this Information Statement as Exhibit A.

The Charter Amendment has received the unanimous approval of our Board of Directors and has also been approved by shareholders holding a majority of our outstanding shares of Common Stock. The text of the form of the Charter Amendment attached hereto as Exhibit A is subject to modification to include such changes as may be required by the office of the Utah Division of Corporations and as the Board of Directors deems necessarily and advisable to effect the increase in the number of our authorized shares of Common Stock, including the insertion of the effective time determined by the Board of Directors. As soon as practicable after the effective time, shareholders will be notified that the Common Increase has been effected through the filing of a Current Report on Form 8-K with the SEC.

Possible Anti-Takeover Effects of the Proposed Increase in Authorized Capital Stock

The Common Increase and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our shareholders. Authorized and unissued shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us. Our Board of Directors acknowledges that the issuance of Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of us through a corporation transaction, tender offer or a proxy fight or otherwise seeking to bring about the removal of our incumbent management. Because the authorization of “blank check” Preferred Stock could be used by our Board of Directors for the adoption of a shareholder rights plan or “poison pill,” the Preferred Stock may be viewed as having the effect of discouraging an attempt by another person or entity to acquire control of us through the acquisition of a substantial numbers of shares of Common Stock. While the Charter Amendment may have anti-takeover ramifications, our Board of Directors believes that the reasons for such Charter Amendment set forth above outweigh any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire our company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves our shareholders’ interests. The Charter Amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

ACTION 2

APPROVAL TO CHANGE THE COMPANY’S NAME

General

The Board of Directors has determined that at such given time it is in the best interests of the Company to change the name of the Company to Tumbleweed Holdings, Inc., to reflect the new direction and business of the Company.

Effects of the Corporate Name Change

Prior to filing the Charter Amendment reflecting the Name Change, the Board will adopt a resolution approving such name. Thereafter, the Company must first notify FINRA by filing the Issuer Company Related Action Notification Form. Upon the effectiveness of the Corporate Name Change, the Company will apply for a new symbol under which the Common Stock will trade. The Common Stock will also have a new CUSIP number. Shareholders will not be required to tender their shares of Common Stock for reissuance; however, shares that are submitted to the transfer agent for whatever reason will be reissued under the new name and CUSIP number. Until approval of the Corporate Name Change by our Board and FINRA and issuance by FINRA of the Company’s new ticker symbol following the filing of the Charter Amendment with the Utah Division of Corporations, the Company’s Common Stock will continue to trade on the OTC Markets Pink Sheets under its current ticker symbol “DCDC.”

ACTION 3

ADOPTION OF 2014 STOCK-BASED INCENTIVE COMPENSATION PLAN

Background Information

The Board of Directors adopted the 2014 Stock-Based Incentive Compensation Plan (the “Stock Plan”) on February 26, 2014. The purpose of the Stock Plan is intended to advance the best interests of the Company, its affiliates and shareholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the Stock Plan which is qualified in its entirety by the Stock Plan attached hereto as Exhibit B.

General Administration of the Stock Plan

The Stock Plan will be administered by our Compensation Committee, or in the event no Compensation Committee has been formed, then it shall mean the entire Board of Directors. The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and shares of Common Stock.

It is intended that the Committee shall at all times be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act, and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, that in the event two such directors are not available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Stock Plan.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. No member of the Committee may receive any award under the Stock Plan if to do so would cause the individual not be a “non-employee director” or “outside director.” The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the Stock Plan.

Shares Subject to the Stock Plan

Subject to adjustment as described below, a maximum of ● shares of Company Common Stock may be issued under the revised Stock Plan. If an award terminates or expires without shares of Common Stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting our Common Stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of Common Stock available for issuance under the Stock Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the Stock Plan. The maximum number of shares that may be covered by options or stock appreciation rights (“SARs”) (other than a substitution award) issued to an eligible person in any calendar year may not exceed ● shares.

Types of Awards under the Stock Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s Common Stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the Stock Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company Common Stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted. In the case of any 10% shareholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company Common Stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company Common Stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability. Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The Stock Plan also authorizes the Committee to grant SARs. Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company Common Stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Company Common Stock or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years. Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability. Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

Reload Options

Under the plan, the Committee may grant stock reload options to a holder who tenders shares of Common Stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. The Committee determines the terms, conditions, restrictions and limitations of the stock reload options, provided that any reload option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the original option the exercise of which gave rise to the reload option or (ii) one year from the date of grant of the reload. Any reload option shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the Common Stock subject to the reload option on the date of exercise of the original option. A reload option which is an Incentive Option and which is granted to a 10% Stockholder shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the Common Stock subject to the reload option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Common Stock

Under the Stock Plan, the Committee may award restricted or unrestricted shares of the Company’s Common Stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of shares of Common Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The stock may be awarded at, above or below the fair market value on the date of grant. The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate. The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company.

Performance Shares

The Stock Plan permits the Committee to grant awards of performance shares to eligible persons from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period. No individual may receive performance stock awards in any calendar year covering more than [ ] shares of Common Stock.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the Stock Plan), an unexercised option may be accelerated, at the discretion of the Board of Directors, so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable award by the successor corporation. All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person may have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation. The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the Stock Plan

The Board of Directors at any time terminate, and from time to time may amend or modify the Stock Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Stock Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. Except as specifically provided otherwise, no such amendment, modification, or termination of the Stock Plan shall affect adversely in any material way any award previously granted without the written consent of the person holding such award.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Stock Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares. As a result of Section 409A of the Code, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meets another exception permitted by Section 409A to avoid early income recognition in the year of vesting.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

New Stock Plan Benefits

Future grants and awards under the Stock Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

The following grants and awards under the Stock Plan were made to Company executive officers, directors (both non-executive and executive), and employees and consultants as of March 1, 2014. Options and shares not granted or awarded will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee.

2014 Stock-Based Incentive Compensation Plan

Name and Position	Dollar Value ($)	Number of Shares

Executive Group
Non-Executive Director Group
Non-Executive Officer Employee and Consultant Group

Adoption of the Stock Plan

On February 26, 2014, our Board of Directors, believing it to be in the best interests of the Company, adopted the 2014 Stock Plan. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Action 2 to adopt the Stock Plan.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE (5%) PERCENT SHAREHOLDERS

The following table sets forth as of March 1, 2014 the number and percentage of shares of the Company's Common Stock beneficially owned by:

•	each of our current directors;
•	each of our executive officers;
•	all of our current executive officers and directors as a group; and
•	each person who is known by us to own beneficially more than 5% of our outstanding Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities. Shares of Common Stock relating to options, warrants or convertible debentures currently exercisable, or exercisable within 60 days of March 1, 2014, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to the community property laws where applicable, the persons or entities named in the following table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them. The calculations of percentage ownership in the table below are based on a total of 127,170,667 outstanding shares of Common Stock on March 1, 2014.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage
Skuli Thorvaldsson (1)	18,971,970	14.92%
James Goren (2)	12,514,718	9.84%
Alex Goren (2)	12,514,718	9.84%
Bruce R. Galloway (3)	11,716,898	9.21%
Gary Herman (4)	7,144,638	5.62%
All Executive Officers and Directors as a group (4 persons)	24,366,608	19.16%
Total Outstanding shares	127,170,667	100%
_______________________

(1) Mr. Thorvaldsson’s address is 4 um Gehaansraich, L6187 Gonderange, Luxembourg.

(2) Consists of (i) an aggregate of 4,968,722 shares of Common Stock owned of record by Goren Bros., LP, , a limited partnership in which Stella Holdings, LLC, a New York limited liability company as to which James Goren and Alex Goren have sole voting and investment power (the “General Partner”), is the General Partner, (ii) 7,152,246 shares of Common Stock owned of record by MAG-MULTI Corporation, New York corporation as to which James Goren and Alex Goren have sole voting and investment power, and (iii) 393,750 shares of Common Stock owned of record by the James Goren Revocable Trust, a trust in which James Goren is the trustee and James Goren and Alex Goren are equal beneficiaries. James Goren’s address is 163 Washington Valley Road, Suite 103, Warren, NJ 07059. Alex Goren’s address is 163 Washington Valley Road, Suite 103, Warren, NJ 07059.

(3) Consists of (i) 10,176,494 shares of Common Stock owned directly by Mr. Galloway; (ii) 1,040,404 shares of Common Stock owned by Jacombs Investments, Ltd. for which Mr. Galloway has sole voting and investment power; and (iii) 500,000 shares held by Mr. Galloway’s children for which Mr. Galloway has sole voting and investment power. Mr. Galloway’s address is 17001 Collins Avenue, Sunny Isles, FL 33160.

(4) Consists of (i) 873,745 shares of Common Stock held by GH Ventures, LLC for which Mr. Herman has sole voting and investment power; (ii) 220,302 shares of Common Stock held by GCM Administrative Services LLC for which Mr. Herman has sole voting and investment power; (iii) 980,216 shares of Common Stock held by Galloway Capital Management, LLC for which Mr. Herman has sole voting and investment power; and (iv) 5,070,375 shares of Common Stock held by an investment fund Strategic Turnaround Equity Partners, LP (Cayman) (“STEP”), for which Mr. Herman serves as the Manager. Mr. Herman disclaims beneficial ownership of the shares held by STEP except to the extent of his pecuniary interest in STEP as a limited partner. Mr. Herman’s address is c/o Digital Creative Development Corporation, 720 Fifth Avenue, 10th Floor, New York, NY 10019.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any interest resulting from the filing of the Charter Amendment that is not shared by all other shareholders on a pro rata basis, and in accordance with their respective interests.

HOUSEHOLDING OF SHAREHOLDER MATERIALS

In some instances we may deliver only one copy of this Information Statement to multiple shareholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a shareholder sharing an address with another shareholder. Requests by telephone should be directed to our Chief Executive Officer at (212) 247-0581, and requests in writing should be sent to Digital Creative Development Corporation, Attention: Chief Executive Officer, 720 Fifth Avenue, 10th Floor, New York, NY 10019. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the foregoing address. We undertake to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates.

OTHER MATTERS

The Board of Directors knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s Common Stock.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at www.sec.gov. You may also request a copy of these filings at no cost, by writing or telephoning us at the following address: Digital Creative Development Corporation. 720 Fifth Avenue, 10th Floor, New York, NY 10019. Our telephone number is: (212) 247-0581. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to our shareholders only for information purposes in connection with the Capital Increase, the Name Change and the adoption of the Stock Plan, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

EXHIBIT INDEX

Exhibit A: Form of Articles of Amendment of Articles of Incorporation

Exhibit B: 2014 Stock-Based Incentive Compensation Plan

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Gary Herman

Name: Gary Herman

Title: Chief Executive Officer

New York, NY

March 12, 2014

EXHIBIT A

Charter Amendment

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

DIGITAL CREATIVE DEVELOPMENT CORPORATION

To the Utah Division of Corporations:

Pursuant to the provisions of Utah law, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statements:

FIRST: The name of the Corporation is Digital Creative Development Corporation.

SECOND: The amendments adopted are as follows:

(1) The text of ARTICLE I shall be amended to read in its entirety as follows:

ARTICLE I

Name: The name of the Corporation (hereinafter called the “Corporation”) is Tumbleweed Holdings, Inc.

(2) The text of Article FOURTH, as it relates to the authorization of capital stock of the Company, will be revised and restated in its entirety to read as follows:

ARTICLE IV

Capitalization. The Corporation shall have authority to issue one billion (1,000,000,000) shares of capital stock, of which 985,000,000 (nine hundred eighty-five million) shares shall be Common Stock,” par value of $0.01 per share, and 15,000,000 (fifteen million) shares shall be designated Preferred Stock, par value of $0.01 per share.

Common Stock. Each share of Common Stock shall entitle the owner thereof to vote at the rate of one (1) vote for each share held. All persons who acquire shares of Common Stock in the Corporation shall acquire such shares subject to the provisions of these Articles of Incorporation and the Bylaws of the

Corporation.

Preferred Stock. The Board of Directors of the Corporation shall have authority to prescribe and issue the Preferred Stock in one or more series and to prescribe the number of shares constituting and the designation of each such series of Preferred Stock and the rights, voting powers, designations, preferences,

privileges, limitations, dividend rights, dividend rates, conversion rights, terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences; provided, however, that, if more than one series of Preferred Stock is issued, the Board of Directors shall, by resolution, prescribe a distinguishing designation for each such series; and provided, further, that the rights prescribed by the

Board of Directors with respect to voting powers, designations, preferences, limitations, restrictions,

relative rights, and distinguishing designations must be described in a resolution of the Board of Directors prior to the issuance of such shares and a certificate describing such rights must be filed in accordance with Utah law.”

THIRD: The foregoing amendments (the “Amendments”) were duly adopted on February __, 2014 by the shareholders by written consent in lieu of a meeting of shareholders in accordance with the provisions of Section 16-10a-704.

(a) Of the __________ shares of Common Stock, $0.01 par value (“Common Stock”), entitled to vote on the Amendments, ________ shares were represented by a majority of the shareholders by written consent in lieu o a special meeting of shareholders dated February __, 2014; and

(b) The following number of shares of Common Stock voted in favor of and against the adoption of the Amendments:

_____________ Shares in favor of the Amendments

_____________ Shares against the Amendments

_____________ Shares in abstained from voting on the Amendments

The number of votes cast in favor of the Amendments was sufficient for the approval of the Amendments by a majority of the outstanding shares of Common Stock entitled to vote thereon.

Dated: March __, 2014

DIGITAL CREATIVE DEVELOPMENT CORPORATION

By: _________________________________________

Gary Herman

Chairman, President and Secretary

STATE OF UTAH )

: ss.

COUNTY OF __________ )

The undersigned, a Notary Public, do hereby certify that on this ___ day of _____________, 2014, personally appeared before me Gary Herman, the Chairman, President and Secretary of Digital Creative Development Corporation (the “Corporation”) who being by me first duly sworn, declared that he is the Chairman, President and Secretary of Digital Creative Development Corporation, a corporation, and that he signed the foregoing Articles of Amendment to the Articles of Incorporation of Digital Creative Development Corporation as President and Secretary of the Corporation, and that the statements contained therein are true.

__________________________

NOTARY PUBLIC

EXHIBIT B

2014 STOCK-BASED INCENTIVE COMPENSATION PLAN

ARTICLE I - PLAN

1.1 Purpose. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2 Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3 Effective Date of Plan. The Plan shall be effective March ●, 2014 (the “Effective Date”). No Award shall be granted pursuant to the Plan more than ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1 “Affiliate” means any subsidiary corporation. The term “subsidiary corporation” means any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities beginning with the Company if, at the time of the action or transaction, each of the corporations or other entities other than the last corporation or other entity in the unbroken chain owns a controlling interest in one of the other corporations or other entities in the chain. For this purpose, controlling interest has the meaning provided in Final Treasury Regulation 1.409A-1(b)(5)(iii)(E)(1).

2.2 “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award, Performance Stock Award or Stock Award.

2.3 “Board of Directors” means the board of directors of the Company.

2.4 “Code” means the Internal Revenue Code of 1986, as amended.

2.5 “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors.

2.6 “Company” means Digital Creative Development Corporation, a Utah corporation.

2.7 “Consultant” means any person (other than an Employee), including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8 “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9 “Employee” means a common law employee of the Company or any Affiliate.

2.10 “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated or other quotation system on which transactions in Stock are principally reported; or (c) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith in accordance with Code Section 409A and the guidance promulgated thereunder.

2.11 “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and which is intended to satisfy the requirements of Section 422 of the Code.

2.12 “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13 “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14 “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15 “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16 “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17 “Plan” means this Digital Creative Development Corporation 2014 Stock-Based Incentive Compensation Plan, as set out in this document and as it may be amended from time to time.

2.18 “Plan Year” means the Company’s fiscal year.

2.19 “Performance Stock Award” means an award denominated in shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

2.20 “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.21 “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.22 “Restricted Stock Award” means an Award of Restricted Stock.

2.23 “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.24 “Stock” means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.25 “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.26 “Stock Award” means an Award of Stock to an Eligible Person.

2.27 “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, as determined for purposes of Code Sections 422 and 424.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

4.2 Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 25,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of Stock available for issuance under the Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the Plan. Subject to adjustment as provided in Section 4.5, the maximum number of shares that may be covered by Options or SARs (other than a substitution Award granted pursuant to Section 5.14) issued to an Eligible Person in any calendar year shall not exceed 10,000,000 shares.

4.3 Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or (with respect to Awards other than Incentive Options) pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; (b) the applicable share limits under Article VII and the number and class of shares of Stock then reserved to be issued under the Plan, shall each be adjusted by substituting for the total number and class of shares of Stock at issue that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

(b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or parent thereof. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) either (x) the Company shall pay in cash to each holder of an Option the excess (if any) of the value of the consideration received per share of Stock in the Corporate Transaction over the exercise price per share of the Option (multiplied by the number of shares of Stock then subject to the Option), which amount may be paid immediately upon the closing of the Corporate Transaction or may be paid subject to the same terms and conditions (such as escrows, holdbacks, or earnouts) as is the consideration payable to the holders of Stock (provided that any such cash payment or payments shall comply with the rules of Final Treasury Regulation Section 1.409A-3(i)(5)(iv)), or (y) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

(c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6 Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

4.7 Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of electronic or other form of book-entry.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2 Option Exercise Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted; provided, however, that in the event that shares of Stock subject to a Nonqualified Option are or may by the terms of the Option become purchasable at a price that is less than the Fair Market Value of the shares of Stock on the date the Option is granted, such Option shall be subject to the provisions of Section 5.17 below and shall be intended to comply with (as opposed to be exempt from) the requirements of Section 409A of the Code.

5.3 Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4 Amount Exercisable—Incentive Options. Subject to the provisions of Section 5.17, each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition. Notwithstanding the foregoing, to the extent approved by the Committee, an Eligible Person may choose to deliver shares of Stock to the Company via any reasonable attestation process meeting the requirements of the Code and other applicable law.

5.6 Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7 Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8 Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9 Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10 Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time. Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment. Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

5.11 Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12 Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13 Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14 Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. Any substitute Options granted pursuant to this paragraph shall meet the requirements set forth in Final Treasury Regulation Sections 1.424-1 and 1.409A-1(b)(5)(v)(D), as applicable.

5.15 Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16 No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

5.17 Options Subject to Code Section 409A. Notwithstanding anything to the contrary herein, Options granted under this Article V that are intended to provide for the deferral of compensation and to be subject to the requirements of Code Section 409A shall contain such terms and conditions (including, by example and not by way of limitation, fixed exercise dates) as may be necessary or desirable for the Option to comply with the requirements of Code Section 409A.

ARTICLE VI - AWARDS

6.1 Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2 Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a) a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3 Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the ERF Wireless, Inc. 2013-A Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5 Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

6.7 Award of Stock. The Committee may award shares of Stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The Stock may be subject to purchase at, above or below the Fair Market Value on the date of grant (or for no amount at all). The designation of a Stock Award shall be made by the Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1 Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as is permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met; provided, however, that no individual may receive Performance Stock Awards in any calendar year covering more than [ ] shares of Stock. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2 Performance Goals. Performance goals determined by the Committee shall be established in writing prior to the beginning of the period for which performance is measured (or within such period as is permitted by IRS regulations) based on one or more of the following criteria: specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity.

7.3 Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other key Employees of the Company and its Affiliates as may be designated by the Committee.

7.4 Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

7.5 Committee to Comply with Section 162(m). Notwithstanding anything to the contrary herein, the “Committee,” for purposes of this Article VII shall consist solely of two or more Outside Directors.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c) determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

The Committee may, from time to time, delegate to specified officers of the Company or other committees of the Board of Directors (including Board committees of one) the power and authority to grant or document Awards under the Plan to specified groups of Eligible Persons, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine; provided, however, that no such delegation shall result in the loss of an exemption under Rule 16b-3 of the Exchange Act not cause any award to fail to be “performance-based” compensation for purposes of Code Section 162(m). To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the person to whom the Committee has delegated the power and authority to make such determination.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

Except as specifically provided otherwise, the Board of Directors may at any time terminate, and from time to time may amend or modify this Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

Except as specifically provided otherwise, no such amendment, modification, or termination of the Plan shall affect adversely in any

ARTICLE X - MISCELLANEOUS

10.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2 No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3 Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock or other Award. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered on the date on which the withholding is due. Alternatively, and subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the Eligible Person may elect to have share of Stock withheld or to deliver shares of Stock previously held by the Eligible Person (for six months or such minimum amount of time as may be required by the Committee to avoid adverse accounting consequences), to satisfy the minimum statutory withholding taxes due. The shares of Stock delivered or withheld (i) shall not be subject to any repurchase, forfeiture, vesting or similar requirements, and (ii) shall have an aggregate Fair Market Value not in excess of such minimum withholding obligations, with Fair Market Value determined as of the date on which such withholding is required to be performed. The Company’s obligation to deliver shares upon exercise of any Option or lapse of restrictions on Stock or pursuant to any other Award shall be subject in its entirety to the Eligible Person making arrangements acceptable to the Company to cover all applicable tax withholding. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5 Written Agreement or Course of Conduct. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan. Notwithstanding the foregoing, a written agreement is not required if the Option or Award is granted in the ordinary course of conduct of the business and the Company has sufficient accounting records reflecting the services rendered in connection with the grant.

10.6 Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7 Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

10.10 Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

10.11 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of New York, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction.

10.12 Section 409A. Notwithstanding anything in this Plan to the contrary, the Plan and Awards made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code, and both the Plan and all Awards issued hereunder shall be interpreted accordingly. The Committee shall have full power and authority, without the consent of any Eligible Person, to modify in its sole and absolute discretion any outstanding Award or delay the payment of any amounts payable pursuant to an outstanding Award to the minimum extent necessary to meet the requirements of Code Section 409A. Notwithstanding the foregoing, in no event shall the Company have any liability for failure of any Award to satisfy the requirements of Code Section 409A.

10.13 Changes in Accounting or Tax Rules. Except a provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Award shall occur which, in the sole judgment of the Committee, nay have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary and then outstanding Award as to which the applicable services or other restrictions have not been satisfied.

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